                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                            October 17, 2006
                            ----------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated October 17, 2006



Item 2.02:  Results of Operations and Financial Condition
----------------------------------------------------------

On October 17, 2006 Westamerica Bancorporation announced their quarterly earnings for the third quarter of 2006. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
October 17, 2006

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-15
                         October 17, 2006

FOR IMMEDIATE RELEASE
October 17, 2006


WESTAMERICA BANCORPORATION REPORTS QUARTERLY EARNINGS
FOR THIRD QUARTER 2006

San Rafael, CA:    Westamerica Bancorporation (NASDAQ: WABC), parent company of
Westamerica Bank, today reported net income of $24.2 million for the third quarter of 2006, compared to $24.5 million for the second quarter of 2006. Third quarter 2006 diluted earnings per share were $0.77, unchanged from the second quarter of 2006. Return on average common equity (ROE) for the third quarter of 2006 was 22.7 percent and return on assets (ROA) was 1.98 percent. Third quarter 2005 net income of $28.9 million, or $0.88 diluted earnings per share, includes a gain on the sale of a facility vacated following the Redwood Empire Bancorp acquisition and recognition of company owned life insurance proceeds which, on a combined basis, account for $0.06 diluted earnings per share.

For the first nine months of 2006, net income totaled $74.9 million, compared to $78.9 million for the same period in 2005. Diluted earnings per share were $2.34 for the first nine months of 2006, compared to $2.39 for the same period in 2005. Results for the first nine months of 2005 include a realized loss on sale of securities, and gains from the sale of property, and company owned life insurance proceeds, which, on a combined basis, reduced net income by $100 thousand.

"Results for the third quarter of 2006 include a stabilizing net interest margin and controlled expense levels," said Chairman, President and CEO David Payne. "Our 1.52 percent cost of funds reflects the value of our significant noninterest bearing demand deposits and other low-cost deposits comprising 79 percent of Westamerica's deposit base. Our relatively low cost of funds supported a 4.54 percent margin for the third quarter 2006. Cost consciousness throughout the Company has helped reduce our noninterest expenses 3.8 percent in the first nine months of 2006, compared to the same period last year," added Payne.

Net interest income on a fully taxable equivalent basis was $50.2 million in the third quarter of 2006 compared to $51.5 million and $56.0 million in the second quarter of 2006 and the third quarter of 2005, respectively. The third quarter of 2006 net interest margin (fully taxable equivalent) was 4.54 percent, down from 4.58 percent and 4.76 percent in the second quarter of 2006 and the third quarter of 2005, respectively. Rising short-term interest rates combined with limited change in intermediate interest rates and highly competitive loan and deposit pricing has resulted in an operating environment with declining net interest margins.

Noninterest income for the first nine months of 2006 totaled $41.6 million, compared to $40.1 million in the first nine months of 2005. The $1.5 million increase is primarily due to:
      * $860 thousand higher merchant credit card income attributable to the acquisition of Redwood Empire Bancorp on March 1, 2005.
      * $335 thousand increase in debit card and ATM fees.
      * $480 thousand decrease in service charges on deposit accounts, primarily account analysis fees.
      * $600 thousand increase due to $4.9 million in securities losses and $4.3 million in gains from the sale of real estate and life insurance proceeds recognized in 2005.

Noninterest expense for the third quarter of 2006 was $25.4 million, reduced from $26.3 million for the prior quarter and $27.3 million for the third quarter of 2005. The efficiency ratio for the third quarter of 2006 was 39.6 percent, compared to 40.2 percent for the prior quarter and 37.2 percent for the third quarter of 2005.

The provision for credit losses was $75 thousand for the third quarter of 2006, reduced from $150 thousand for the previous quarter and for the third quarter of 2005. The reduced provision for credit losses reflects management's assessment of credit risk for the loan portfolio.

At September 30, 2006, shareholders' equity was $427 million and the Company's total regulatory capital ratio was 11.0 percent, which exceeds the "well-capitalized" level of 10 percent under regulatory requirements. During the third quarter 2006, shares repurchased, net of shares issued, totaled 291 thousand shares. At September 30, 2006, 1.9 million shares remain authorized under the Company's stock repurchase plan.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates 87 branches throughout 21 Northern and Central California counties. At September 30, 2006, the company had total assets outstanding of $4.8 billion.


Westamerica Bancorporation Web Address: www.westamerica.com


For additional information contact:
          Westamerica Bancorporation
          Robert A. Thorson  -  SVP & Chief Financial Officer
	    707-863-6840

FORWARD-LOOKING INFORMATION:
   The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended June 30, 2006 and Form 10-K for the year ended December 31, 2005, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations.
Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.
   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                      ####

WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS                  Public Information October 17, 2006


 September 30, 2006

 1. Net Income Summary.


                                      (dollars in thousands except per-share data)
                                                            Q3'06 /              Q3'06 /                        9/30'06YTD/
                                         Q3'06      Q3'05    Q3'05     Q2'06      Q2'06   9/30'06YTD 9/30'05YTD  9/30'05YTD
                                      --------------------------------------------------------------------------------------
     1 Net Interest Income               $50,197    $55,993   -10.4%   $51,503       -2.5%  $155,674   $168,036        -7.4%
         (Fully Taxable Equivalent)
     2 Provision for Credit Losses            75        150   -50.0%       150      -50.0%       375        750       -50.0%
     3 Noninterest Income:
     4   Investment Securities                 0          0     n/m          0        n/m          0     (4,903)        n/m
          (Loss/Impairment) Gains
     5   Gains on Sales of                     0      2,369     n/m          0        n/m          0      3,700         n/m
          Real Property
     6   Other                            13,899     15,071    -7.8%    14,061       -1.2%    41,600     41,317         0.7%
                                      -----------------------       ------------          -----------------------
     7 Total Noninterest Income           13,899     17,440   -20.3%    14,061       -1.2%    41,600     40,114         3.7%
                                      -----------------------       ------------          -----------------------
     8 Noninterest Expense                25,403     27,319    -7.0%    26,345       -3.6%    77,232     80,272        -3.8%
     9 Income Tax Provision (FTE)         14,381     17,079   -15.8%    14,575       -1.3%    44,818     48,212        -7.0%
                                      -----------------------       ------------          -----------------------
    10 Net Income                        $24,237    $28,885   -16.1%   $24,494       -1.0%   $74,849    $78,916        -5.2%
                                      =======================       ============          =======================

    11 Average Shares Outstanding         31,070     32,352    -4.0%    31,364       -0.9%    31,372     32,379        -3.1%
    12 Diluted Average Shares             31,558     32,972    -4.3%    31,932       -1.2%    31,919     33,007        -3.3%
          Outstanding
    13 Operating Ratios:
    14   Basic Earnings Per Share          $0.78      $0.89   -12.6%     $0.78       -0.1%     $2.39      $2.44        -2.1%
    15   Diluted Earnings Per Share         0.77       0.88   -12.3%      0.77        0.1%      2.34       2.39        -1.9%
    16   Return On Assets                   1.98%      2.23%              1.99%                 2.02%      2.09%
    17   Return On Equity                   22.7%      27.0%              23.1%                 23.6%      25.8%
    18   Net Interest Margin (FTE)          4.54%      4.76%              4.58%                 4.61%      4.84%
    19   Efficiency Ratio (FTE)             39.6%      37.2%              40.2%                 39.1%      38.6%

    20 Dividends Paid Per Share            $0.32      $0.30     6.7%     $0.32        0.0%     $0.96      $0.90         6.7%
    21 Dividend Payout Ratio                  42%        34%                42%                   41%        38%


 2. Net Interest Income.


                                      (dollars in thousands)
                                                            Q3'06 /              Q3'06 /                        9/30'06YTD/
                                         Q3'06      Q3'05    Q3'05     Q2'06      Q2'06   9/30'06YTD 9/30'05YTD  9/30'05YTD
                                      --------------------------------------------------------------------------------------
     1 Interest and Fee Income (FTE)     $67,185    $68,021    -1.2%   $67,788       -0.9%  $203,459   $199,166         2.2%
     2 Interest Expense                   16,988     12,028    41.2%    16,285        4.3%    47,785     31,130        53.5%
                                      -----------------------       ------------          -----------------------
     3 Net Interest Income (FTE)         $50,197    $55,993   -10.3%   $51,503       -2.5%  $155,674   $168,036        -7.4%
                                      =======================       ============          =======================

     4 Average Earning Assets         $4,419,609 $4,695,342    -5.9%$4,515,728       -2.1%$4,513,838 $4,644,636        -2.8%
     5 Average Interest-Bearing        3,045,282  3,266,697    -6.8% 3,139,054       -3.0% 3,129,901  3,234,627        -3.2%
          Liabilities
     6 Yield on Earning Assets (FTE)        6.05%      5.77%              6.01%                 6.02%      5.73%
     7 Cost of Funds                        1.52%      1.01%              1.44%                 1.41%      0.89%
     8 Net Interest Margin (FTE)            4.54%      4.76%              4.58%                 4.61%      4.84%
     9 Interest Expense/Interest-           2.20%      1.45%              2.07%                 2.03%      1.28%
         Bearing Liabilities
    10 Net Interest Spread (FTE)            3.85%      4.32%              3.94%                 3.99%      4.45%


 3. Loans & Other Earning Assets.


                                      (average volume, dollars in thousands)
                                                            Q3'06 /              Q3'06 /                        9/30'06YTD/
                                         Q3'06      Q3'05    Q3'05     Q2'06      Q2'06   9/30'06YTD 9/30'05YTD  9/30'05YTD
                                      --------------------------------------------------------------------------------------
     1 Total Assets                   $4,846,286 $5,141,666    -5.7%$4,948,443       -2.1%$4,949,661 $5,058,776        -2.2%
     2 Total Earning Assets            4,419,609  4,695,342    -5.9% 4,515,728       -2.1% 4,513,838  4,644,636        -2.8%
     3 Total Loans                     2,555,472  2,643,270    -3.3% 2,588,220       -1.3% 2,586,547  2,562,880         0.9%
     4   Commercial Loans                654,179    711,329    -8.0%   679,512       -3.7%   674,821    692,824        -2.6%
     5   Commercial Real Estate Loans    913,919    937,380    -2.5%   914,373       -0.0%   917,043    901,373         1.7%
     6   Consumer Loans                  987,373    994,560    -0.7%   994,336       -0.7%   994,682    968,684         2.7%
     7 Total Investment Securities     1,864,137  2,052,073    -9.2% 1,927,508       -3.3% 1,927,291  2,081,755        -7.4%
     8   Available For Sale              636,480    681,098    -6.6%   650,649       -2.2%   650,918    748,246       -13.0%
           (Market Value)
     9   Held To Maturity              1,227,657  1,370,975   -10.5% 1,276,859       -3.9% 1,276,374  1,333,509        -4.3%
    10       HTM Unrealized (Loss)        (6,777)    (8,157)    n/m    (33,374)       n/m     (6,777)    (8,157)        n/m
                at Period-End
    11 Loans / Deposits                     70.9%      68.3%              70.9%                 70.3%      66.9%




 4. Deposits &  Other Interest-Bearing Liabilities.


                                      (average volume, dollars in thousands)
                                                            Q3'06 /              Q3'06 /                        9/30'06YTD/
                                         Q3'06      Q3'05    Q3'05     Q2'06      Q2'06   9/30'06YTD 9/30'05YTD  9/30'05YTD
                                      --------------------------------------------------------------------------------------
     1 Total Deposits                 $3,602,565 $3,872,414    -7.0%$3,652,030       -1.4%$3,679,677 $3,831,947        -4.0%
     2   Noninterest Demand            1,311,786  1,400,272    -6.3% 1,316,927       -0.4% 1,328,071  1,367,580        -2.9%
     3   Interest-Bearing Transaction    602,996    632,680    -4.7%   624,045       -3.4%   626,196    625,492         0.1%
     4   Savings                         943,396  1,104,237   -14.6%   964,776       -2.2%   976,753  1,116,228       -12.5%
     5   Other Time >$100K               509,741    455,293    12.0%   503,488        1.2%   504,843    436,477        15.7%
     6   Other Time < $100K              234,646    279,932   -16.2%   242,793       -3.4%   243,814    286,170       -14.8%
     7 Total Short-Term Borrowings       717,524    754,215    -4.9%   766,936       -6.4%   740,923    734,394         0.9%
     8   Fed Funds Purchased             485,095    585,156   -17.1%   548,770      -11.6%   527,453    573,814        -8.1%
     9   Other Short-Term Funds          232,429    169,060    37.5%   218,166        6.5%   213,469    160,580        32.9%
    10 Long-Term Debt                     36,978     40,340    -8.3%    37,015       -0.1%    37,372     35,866         4.2%
    11 Shareholders' Equity              422,735    424,277    -0.4%   424,999       -0.5%   424,189    409,567         3.6%

    12 Demand Deposits /                    36.4%      36.2%              36.1%                 36.1%      35.7%
         Total Deposits
    13 Transaction & Savings                79.3%      81.0%              79.6%                 79.7%      81.1%
         Deposits / Total Deposits


 5. Interest Yields Earned & Rates Paid.


                                      (dollars in thousands)
                                                    Q3'06              Q2'06                 Q3'05
                                      ----------------------------------       ----------------------------------
                                        Average    Income/   Yield/   Yield/     Average    Income/    Yield/
                                        Volume     Expense    Rate     Rate      Volume     Expense     Rate
                                      ---------------------------------------------------------------------------
     1 Interest & Fees Income Earned
     2   Total Earning Assets (FTE)   $4,419,609    $67,185    6.05%      6.01%$4,695,342    $68,021       5.77%
     3   Total Loans (FTE)             2,555,472     42,589    6.61%      6.58% 2,643,270     41,395       6.21%
     4     Commercial Loans (FTE)        654,179     13,151    7.74%      7.57%   711,329     12,478       6.92%
     5     Commercial Real Estate        913,919     16,396    7.12%      7.28%   937,380     16,818       7.12%
              Loans
     6     Consumer Loans                987,373     13,042    5.36%      5.25%   994,560     12,099       4.93%
     7   Total Investment              1,864,137     24,596    5.28%      5.25% 2,052,073     26,626       5.19%
            Securities (FTE)
     8 Interest Expense Paid
     9   Total Earning Assets          4,419,609     16,988    1.52%      1.44% 4,695,342     12,028       1.01%
    10   Total Interest-Bearing        3,045,282     16,988    2.20%      2.07% 3,266,697     12,028       1.45%
            Liabilities
    11   Total Interest-Bearing        2,290,779      9,010    1.56%      1.38% 2,472,142      5,967       0.96%
            Deposits
    12      Interest-Bearing             602,996        430    0.28%      0.27%   632,680        401       0.25%
               Transaction
    13     Savings                       943,396      1,173    0.49%      0.38% 1,104,237        956       0.34%
    14     Other Time < $100K            234,646      1,722    2.91%      2.61%   279,932      1,463       2.07%
    15     Other Time >$100K             509,741      5,686    4.43%      4.05%   455,293      3,147       2.74%
    16   Total Short-Term Borrowings     717,524      7,399    4.04%      3.97%   754,215      5,421       2.81%
    17     Fed Funds Purchased           485,095      6,508    5.25%      4.93%   585,156      5,164       3.45%
    18     Other Short-Term Funds        232,429        891    1.52%      1.58%   169,060        257       0.60%
    19   Long-Term Debt                   36,978        578    6.25%      6.25%    40,340        640       6.35%

    20 Net Interest Income and Margin (FTE)         $50,197    4.54%      4.58%              $55,993       4.76%


 6. Noninterest Income.

                                      (dollars in thousands except per-share data)
                                                            Q3'06 /              Q3'06 /                        9/30'06YTD/
                                         Q3'06      Q3'05    Q3'05     Q2'06      Q2'06   9/30'06YTD 9/30'05YTD  9/30'05YTD
                                      --------------------------------------------------------------------------------------
     1 Service Charges on Deposit         $7,155     $7,436    -3.8%    $7,186       -0.4%   $21,424    $21,905        -2.2%
          Accounts
     2 Merchant Credit Card Income         2,430      2,631    -7.6%     2,392        1.6%     7,208      6,346        13.6%
     3 ATM Fees & Interchange                753        725     3.8%       717        4.9%     2,148      2,058         4.4%
     4 Debit Card Fees                       883        834     5.9%       876        0.8%     2,587      2,343        10.4%
     5 Financial Services Fees               377        388    -2.9%       363        3.7%     1,037      1,007         3.0%
     6 Mortgage Banking Income                36         62   -42.8%        49      -27.9%       134        230       -41.4%
     7 Trust Fees                            298        323    -7.7%       287        3.9%       867        905        -4.3%
     8 Other Income                        1,967      2,672   -26.4%     2,191      -10.2%     6,195      6,523        -5.0%
                                      -----------------------       ------------          -----------------------
     9     Sub-total                      13,899     15,071    -7.8%    14,061       -1.2%    41,600     41,317         0.7%
    10 Gains on Sales of Real                  0      2,369     n/m          0        n/m          0      3,700         n/m
          Property
    11 Investment Securities                   0          0     n/m          0        n/m          0     (4,903)        n/m
          Gains (Losses)              -----------------------       ------------          -----------------------
    12 Total Noninterest Income          $13,899    $17,440   -20.3%   $14,061       -1.2%   $41,600    $40,114         3.7%
                                      =======================       ============          =======================
    13 Operating Ratios:
    14    Total Revenue (FTE)            $64,096    $73,433   -12.7%   $65,564       -2.2%  $197,274   $208,150        -5.2%
    15    Noninterest Income /              21.7%      23.7%              21.4%                 21.1%      19.3%
             Revenue (FTE)
    16    Service Charges /                 0.79%      0.76%              0.79%                 0.78%      0.76%
             Deposits (annualized)
    17    Total Revenue Per Share          $8.18      $9.01    -9.1%     $8.38       -2.4%     $8.41      $8.59        -2.2%
             (annualized)


 7. Noninterest Expense.


                                      (dollars in thousands)
                                                            Q3'06 /              Q3'06 /                        9/30'06YTD/
                                         Q3'06      Q3'05    Q3'05     Q2'06      Q2'06   9/30'06YTD 9/30'05YTD  9/30'05YTD
                                      --------------------------------------------------------------------------------------
     1 Salaries & Benefits               $13,080    $14,149    -7.6%   $13,559       -3.5%   $39,897    $41,988        -5.0%
     2 Occupancy                           3,321      3,201     3.7%     3,267        1.6%     9,820      9,383         4.7%
     3 Equipment                           1,194      1,347   -11.4%     1,315       -9.2%     3,775      3,891        -3.0%
     4 Data Processing                     1,503      1,544    -2.7%     1,531       -1.8%     4,568      4,632        -1.4%
     5 Courier                               904        989    -8.5%       909       -0.6%     2,736      2,879        -5.0%
     6 Postage                               410        377     8.5%       397        3.2%     1,217      1,175         3.6%
     7 Telephone                             371        537   -31.0%       466      -20.4%     1,269      1,618       -21.6%
     8 Professional Fees                     532        497     7.1%       833      -36.1%     1,823      1,821         0.1%
     9 Stationery & Supplies                 307        298     3.2%       272       13.0%       849        950       -10.6%
    10 Loan Expense                          253        309   -18.3%       236        7.2%       683        745        -8.4%
    11 Operational Losses                    129        222   -41.9%       255      -49.3%       572        612        -6.5%
    12 Amortization of                     1,016      1,064    -4.5%     1,016        0.0%     3,071      2,561        19.9%
         Identifiable Intangibles
    13 Other Operating                     2,383      2,785   -14.4%     2,289        4.1%     6,952      8,017       -13.3%
                                      -----------------------       ------------          -----------------------
    14 Total Noninterest Expense         $25,403    $27,319    -7.0%   $26,345       -3.6%   $77,232    $80,272        -3.8%
                                      =======================       ============          =======================

    15 Full Time Equivalent Staff            901        956    -5.8%       904       -0.3%       915        964        -5.1%
    16 Average Assets /  Full Time        $5,379     $5,378     0.0%    $5,474       -1.7%    $5,409     $5,248         3.1%
          Equivalent Staff
    17 Operating Ratios:
    18    FTE Revenue / Full Time
             Equivalent Staff
               (annualized)                 $282       $305    -7.4%      $291       -3.0%      $288       $289        -0.1%
    19    Noninterest Expense /             2.28%      2.31%              2.34%                 2.29%      2.31%
             Earning Assets
               (annualized)
    20    Noninterest Expense /             39.6%      37.2%              40.2%                 39.1%      38.6%
             Revenues


 8. Provision for Credit Losses.

                                      (dollars in thousands)
                                                            Q3'06 /              Q3'06 /                        9/30'06YTD/
                                         Q3'06      Q3'05    Q3'05     Q2'06      Q2'06   9/30'06YTD 9/30'05YTD  9/30'05YTD
                                      --------------------------------------------------------------------------------------
     1 Provision for Credit Losses           $75       $150   -50.0%      $150      -50.0%      $375       $750       -50.0%
     2 Gross Loan Losses                   1,011        684    47.8%       645       56.8%     2,775      2,037        36.2%
     3 Net Loan Losses                       421        338    24.5%       234       80.0%       885        441       100.8%
     4 Recoveries / Gross Loan Losses         58%        51%                64%                   68%        78%
     5 Average Total Loans            $2,555,472 $2,643,270    -3.3%$2,588,220       -1.3%$2,586,547 $2,562,880         0.9%
     6 Net Loan Losses / Loans              0.07%      0.05%              0.04%                 0.05%      0.02%
          (annualized)
     7 Provision for Credit Losses /        0.01%      0.02%              0.02%                 0.02%      0.04%
          Loans (annualized)
     8 Provision for Credit Losses /        17.8%      44.4%              64.2%                 42.4%     170.1%
          Net Loan Losses


 9. Credit Quality.


                                      (dollars in thousands)
                                                            9/30/06 /           9/30/06 /
                                        9/30/06    9/30/05  9/30/05   6/30/06    6/30/06    3/31/06   12/31/05    6/30/05
                                      --------------------------------------------------------------------------------------
     1 Nonperforming Nonaccrual Loans     $1,162     $2,292   -49.3%    $1,613      -28.0%    $2,993     $2,068      $1,560
     2 Performing Nonaccrual Loans         3,889      4,514   -13.9%     3,899       -0.3%     3,232      4,256       6,072
                                      -----------------------       ------------          ----------------------------------
     3 Total Nonaccrual Loans              5,051      6,806   -25.8%     5,512       -8.4%     6,225      6,324       7,632
     4 Accruing Loans 90+ Days               252      1,334                114           n        29        162          84
          Past Due                    -----------------------       ------------          ----------------------------------
     5 Total Nonperforming Loans           5,303      8,140   -34.9%     5,626       -5.7%     6,254      6,486       7,716
     6 Repossessed Collateral                656          0                656        n/m          0          0          40
     7 Total Nonperforming Loans &    -----------------------       ------------          ----------------------------------
     8     Repossessed Collateral         $5,959     $8,140   -26.8%    $6,282       -5.1%    $6,254     $6,486      $7,756
                                      =======================       ============          ==================================
     9 Classified Loans                  $24,767    $36,656   -32.4%   $25,681       -3.6%   $28,878    $29,997     $37,615
                                      =======================       ============          ==================================

    10 Allowance for Loan Losses         $55,338    $59,674    -7.3%   $55,684       -0.6%   $55,768    $55,849     $59,862
    11 Total Loans Outstanding         2,552,929  2,675,907    -4.6% 2,580,612       -1.1% 2,639,968  2,672,221   2,687,566
    12 Total Assets                    4,845,360  5,161,473    -6.1% 4,906,886       -1.3% 5,055,553  5,157,559   5,199,404

    13 Allowance for Loan Losses /          2.17%      2.23%              2.16%                 2.11%      2.09%       2.23%
          Total Loans
    14 Nonperforming Loans /                0.21%      0.30%              0.22%                 0.24%      0.24%       0.29%
          Total Loans
    15 Nonperforming Loans & Repossessed
    16     Collateral/Total Assets          0.12%      0.16%              0.13%                 0.12%      0.13%       0.15%
    17 Allowance/Nonperforming Loans        1044%       733%               990%                  892%       861%        776%
    18 Allowance for Loan Losses /           223%       163%               217%                  193%       186%        159%
          Classified Loans
    19 Classified Loans /
    20   (Equity + Allowance for             5.1%       7.3%               5.4%                  6.0%       6.1%        7.4%
            Loan Losses)


10. Capital.


                                      (dollars in thousands, except per-share amounts)
                                                            9/30/06 /           9/30/06 /
                                        9/30/06    9/30/05  9/30/05   6/30/06    6/30/06    3/31/06   12/31/05    6/30/05
                                      --------------------------------------------------------------------------------------
     1 Shareholders' Equity             $426,976   $440,406    -3.0%  $421,731        1.2%  $429,372   $435,064    $447,928
     2 Tier I Regulatory Capital         300,344    297,896     0.8%   300,661       -0.1%   303,344    296,746     299,003
     3 Total Regulatory Capital          341,207    341,147     0.0%   341,788       -0.2%   345,786    339,881     342,967

     4 Total Assets                    4,845,360  5,161,473    -6.1% 4,906,886       -1.3% 5,055,553  5,157,559   5,199,404
     5 Risk-Adjusted Assets            3,094,942  3,275,611    -5.5% 3,127,641       -1.0% 3,222,355  3,267,226   3,307,055

     6 Shareholders' Equity /               8.81%      8.53%              8.59%                 8.49%      8.44%       8.61%
          Total Assets
     7 Shareholders' Equity /              16.72%     16.46%             16.34%                16.26%     16.28%      16.67%
          Total Loans
     8 Tier I Capital /Total Assets         6.20%      5.77%              6.13%                 6.00%      5.75%       5.75%
     9 Tier I Capital /                     9.70%      9.09%              9.61%                 9.41%      9.08%       9.04%
          Risk-Adjusted Assets
    10 Total Capital /                     11.02%     10.41%             10.93%                10.73%     10.40%      10.37%
          Risk-Adjusted Assets
    11 Shares Outstanding                 30,910     32,198    -4.0%    31,201       -0.9%    31,544     31,882      32,593
    12 Book Value Per Share ($)           $13.81     $13.68     1.0%    $13.52        2.2%    $13.61     $13.65      $13.74
    13 Market Value Per Share ($)          50.51      51.65    -2.2%     48.97        3.1%     51.92      53.07       52.81



    14 Share Repurchase Programs


                                      (shares in thousands)
                                                            Q3'06 /              Q3'06 /                        9/30'06YTD/
                                         Q3'06      Q3'05    Q3'05     Q2'06      Q2'06   9/30'06YTD 9/30'05YTD  9/30'05YTD
                                      --------------------------------------------------------------------------------------
    15 Total Shares Repurchased /            436        437    -0.3%       491      -11.3%     1,356      1,299         4.4%
          Canceled
    16   Average Repurchase Price         $47.98     $53.60   -10.5%    $50.47       -4.9%    $50.67     $53.04        -4.5%
    17 Net Shares Repurchased                291        395   -26.3%       343      -15.1%       972       (558)        n/m
          (Issued)


11. Period-End Balance Sheets.


                                      (dollars in thousands)
                                                            9/30/06 /           9/30/06 /
                                        9/30/06    9/30/05  9/30/05   6/30/06    6/30/06    3/31/06   12/31/05    6/30/05
                                      --------------------------------------------------------------------------------------
     1 Assets:
     2   Cash and Money Market Assets   $192,175   $193,760    -0.8%  $189,204        1.6%  $188,481   $209,807    $195,289

     3   Investment Securities           617,736    660,630    -6.5%   620,294       -0.4%   642,996    662,388     691,609
            Available For Sale
     4   Investment Securities         1,211,589  1,358,266   -10.8% 1,243,936       -2.6% 1,307,848  1,337,216   1,349,555
            Held to Maturity
     5   Loans, gross                  2,552,929  2,675,907    -4.6% 2,580,612       -1.1% 2,639,968  2,672,221   2,687,566
     6   Allowance For Loan Losses       (55,338)   (59,674)   -7.3%   (55,684)      -0.6%   (55,768)   (55,849)    (59,862)
                                      -----------------------       ------------          ----------------------------------
     7   Loans, net                    2,497,591  2,616,233    -4.5% 2,524,928       -1.1% 2,584,200  2,616,372   2,627,704
                                      -----------------------       ------------          ----------------------------------

     8   Premises and Equipment           30,979     33,640    -7.9%    31,785       -2.5%    32,535     33,221      34,864
     9   Identifiable Intangible          23,098     27,233   -15.2%    24,114       -4.2%    25,130     26,170      28,297
            Assets
    10   Goodwill                        121,719    124,122    -1.9%   121,719        0.0%   121,719    121,907     124,122
    11   Interest Receivable and         150,473    147,589     2.0%   150,906       -0.3%   152,644    150,478     147,964
            Other Assets              -----------------------       ------------          ----------------------------------
    12 Total Assets                   $4,845,360 $5,161,473    -6.1%$4,906,886       -1.3%$5,055,553 $5,157,559  $5,199,404
                                      =======================       ============          ==================================

    13 Liabilities and Shareholders' Equity:
    14   Deposits:
    15     Noninterest Bearing        $1,298,519 $1,412,470    -8.1%$1,330,280       -2.4%$1,355,426 $1,419,313  $1,377,680
    16     Interest-Bearing              581,705    635,019    -8.4%   606,633       -4.1%   641,264    658,667     614,246
              Transaction
    17     Savings                       926,262  1,094,130   -15.3%   951,819       -2.7% 1,004,964  1,022,645   1,114,631
    18     Time                          744,645    732,316     1.7%   758,315       -1.8%   737,532    745,476     726,283
                                      -----------------------       ------------          ----------------------------------
    19   Total Deposits                3,551,131  3,873,935    -8.3% 3,647,047       -2.6% 3,739,186  3,846,101   3,832,840
                                      -----------------------       ------------          ----------------------------------

    20   Short-Term Borrowed Funds       768,841    764,143     0.6%   746,517        3.0%   784,639    775,173     828,280
    21   Debt Financing and Notes         36,956     40,318    -8.3%    36,993       -0.1%    37,030     40,281      40,354
            Payable
    22   Liability For Interest,          61,456     42,671    44.0%    54,598       12.6%    65,326     60,940      50,002
            Taxes and Other           -----------------------       ------------          ----------------------------------
    23 Total Liabilities               4,418,384  4,721,067    -6.4% 4,485,155       -1.5% 4,626,181  4,722,495   4,751,476
                                      -----------------------       ------------          ----------------------------------

    24 Shareholders' Equity:
    25   Paid-In Capital                $346,603   $345,229     0.4%  $346,224        0.1%  $344,941   $345,458    $347,355
    26   Unrealized Gain (Loss)
           on Investment Securities
    27     Available For Sale              1,805      2,762     n/m     (4,771)     n/m         (830)     1,882       8,185
    28   Retained Earnings                78,568     92,415   -15.0%    80,278       -2.1%    85,261     87,724      92,388
                                      -----------------------       ------------          ----------------------------------
    29 Total Shareholders' Equity        426,976    440,406    -3.0%   421,731        1.2%   429,372    435,064     447,928
                                      -----------------------       ------------          ----------------------------------

    30 Total Liabilities and          $4,845,360 $5,161,473    -6.1%$4,906,886       -1.3%$5,055,553 $5,157,559  $5,199,404
          Shareholders' Equity        =======================       ============          ==================================


12. Income Statements.


                                      (dollars in thousands, except per-share amounts)
                                                            Q3'06 /              Q3'06 /                        9/30'06YTD/
                                         Q3'06      Q3'05    Q3'05     Q2'06      Q2'06   9/30'06YTD 9/30'05YTD  9/30'05YTD
                                      --------------------------------------------------------------------------------------
     1 Interest and Fee Income:
     2   Loans                           $41,292    $40,008     3.2%   $41,160        0.3%  $123,558   $114,882         7.6%
     3   Money Market Assets and               1          1     n/m          2        n/m          3          2         n/m
            Funds Sold
     4   Investment Securities             7,227      7,705    -6.2%     7,377       -2.0%    22,179     25,248       -12.2%
            Available For Sale
     5   Investment Securities            12,845     14,090    -8.8%    13,338       -3.7%    39,970     40,431        -1.1%
            Held to Maturity          -----------------------       ------------          -----------------------
     6 Total Interest Income              61,365     61,804    -0.7%    61,877       -0.8%   185,710    180,563         2.9%
                                      -----------------------       ------------          -----------------------
     7 Interest Expense:
     8   Transaction Deposits                430        401     7.1%       427        0.6%     1,285      1,004        28.0%
     9   Savings Deposits                  1,173        956    22.6%       924       26.9%     2,995      2,790         7.3%
    10   Time Deposits                     7,408      4,610    60.7%     6,661       11.2%    19,985     11,984        66.8%
    11   Short-Term Borrowed Funds         7,399      5,421    36.5%     7,695       -3.8%    21,766     13,645        59.5%
    12   Debt Financing and Notes            578        640    -9.7%       578        0.0%     1,754      1,707         2.7%
            Payable
                                      -----------------------       ------------          -----------------------
    13 Total Interest Expense             16,988     12,028    41.2%    16,285        4.3%    47,785     31,130        53.5%
                                      -----------------------       ------------          -----------------------
    14 Net Interest Income                44,377     49,776   -10.8%    45,592       -2.7%   137,925    149,433        -7.7%
                                      -----------------------       ------------          -----------------------

    15 Provision for Credit Losses            75        150   -50.0%       150      -50.0%       375        750       -50.0%
                                      -----------------------       ------------          -----------------------
    16 Noninterest Income:
    17   Service Charges on                7,155      7,436    -3.8%     7,186       -0.4%    21,424     21,905        -2.2%
            Deposit Accounts
    18   Merchant Credit Card              2,430      2,631    -7.6%     2,392        1.6%     7,208      6,346        13.6%
    19   Financial Services                  377        388    -2.9%       363        3.7%     1,037      1,007         3.0%
            Commissions
    20   Mortgage Banking                     36         62   -42.8%        49      -27.9%       134        230       -41.4%
    21   Trust Fees                          298        323    -7.7%       287        3.9%       867        905        -4.3%
    22   Gains on Sales of                     0      2,369     n/m          0        n/m          0      3,700         n/m
            Real Property
    23   Securities Gains (Losses)             0          0     n/m          0        n/m          0     (4,903)        n/m
    24   Other                             3,603      4,231   -14.8%     3,784       -4.8%    10,930     10,924         0.0%
                                      -----------------------       ------------          -----------------------
    25 Total Noninterest Income           13,899     17,440   -20.3%    14,061       -1.2%    41,600     40,114         3.7%
                                      -----------------------       ------------          -----------------------
    26 Noninterest Expense:
    27   Salaries and Related Benefits    13,080     14,149    -7.6%    13,559       -3.5%    39,897     41,988        -5.0%
    28   Occupancy                         3,321      3,201     3.7%     3,267        1.6%     9,820      9,383         4.7%
    29   Equipment                         1,194      1,347   -11.4%     1,315       -9.2%     3,775      3,891        -3.0%
    30   Data Processing                   1,503      1,544    -2.7%     1,531       -1.8%     4,568      4,632        -1.4%
    31   Professional Fees                   532        497     7.1%       833      -36.1%     1,823      1,821         0.1%
    32   Other                             5,773      6,581   -12.3%     5,840       -1.1%    17,349     18,557        -6.5%
                                      -----------------------       ------------          -----------------------
    33 Total Noninterest Expense          25,403     27,319    -7.0%    26,345       -3.6%    77,232     80,272        -3.8%
                                      -----------------------       ------------          -----------------------

    34 Income Before Income Taxes         32,798     39,747   -17.5%    33,158       -1.1%   101,918    108,525        -6.1%
    35 Provision for income taxes          8,561     10,862   -21.2%     8,664       -1.2%    27,069     29,609        -8.6%
                                      -----------------------       ------------          -----------------------
    36 Net Income                        $24,237    $28,885   -16.1%   $24,494       -1.0%   $74,849    $78,916        -5.2%
                                      =======================       ============          =======================

    37 Average Shares Outstanding         31,070     32,352    -4.0%    31,364       -0.9%    31,372     32,379        -3.1%
    38 Diluted Average Shares             31,558     32,972    -4.3%    31,932       -1.2%    31,919     33,007        -3.3%
          Outstanding
    39 Per Share Data:
    40   Basic Earnings                    $0.78      $0.89   -12.6%     $0.78       -0.1%     $2.39      $2.44        -2.1%
    41   Diluted Earnings                   0.77       0.88   -12.3%      0.77        0.1%      2.34       2.39        -1.9%
    42   Dividends Paid                     0.32       0.30     6.7%      0.32        0.0%      0.96       0.90         6.7%
